FINANCIAL RISK MANAGEMENT OBJECTIVES	12 Months Ended
Dec. 31, 2019
Financial Risk Management Objectives
FINANCIAL RISK MANAGEMENT OBJECTIVES

As a retailer, Hudson has activities which are financed in different currencies and are consequently affected by fluctuations of foreign exchange and interest rates. Hudson’s treasury manages the financing of the operations through centralized credit facilities to ensure an adequate allocation of these resources and simultaneously minimize the potential currency and financial risk impacts.

Hudson continuously monitors the market risk, such as risks related to foreign currency, interest rate, credit, liquidity and capital. Hudson seeks to minimize the currency exposure and interest rates risk using appropriate transaction structures or alternatively, using derivative financial instruments to hedge the exposure to these risks. The treasury policy forbids entering or trading financial instruments for speculative purposes.